                                                                   EXHIBIT 10.14

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                              PLANETOUT CORPORATION

        AMENDED AND RESTATED WARRANT TO PURCHASE SERIES C PREFERRED STOCK

NO. PCW-1                                            ISSUANCE DATE: MAY 10, 2000

                                                         AMENDED: MARCH 21, 2001

                             VOID AFTER MAY 10, 2005

         THIS CERTIFIES THAT, for value received, MAYFIELD X L.P. or its assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below in Section l(b)) from PLANETOUT CORPORATION, a Delaware corporation, with its principal office at 657 Harrison Street, San Francisco, CA 94107 (the "Corporation") up to 83,288 shares of the Corporation's Preferred Stock (defined below in Section l(d)) subject to adjustment as set forth below in Section 5.

         This Amended and Restated Warrant to Purchase Series C Preferred Stock amends, restates and supersedes in all respects that certain Warrant to Purchase Series C Preferred Stock No. PCW-1 issued to the Holder on May 10, 2000 (the "Original Warrant"). The Original Warrant is henceforth void and shall be of no further force or effect as of the date hereof.

         1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                  (a) "Common Stock" shall mean shares of the Corporation's common stock each having a par value of $0.001.

                  (b) "Exercise Period" shall mean the period commencing September 18, 2000 and ending May 10, 2005, unless sooner terminated as provided below.

                  (c) "Exercise Price" shall mean $3.602 per share, subject to adjustment pursuant to Section 5 below.

                  (d) "Exercise Shares" shall mean the shares of Preferred Stock issuable upon exercise of this Warrant.

                  (e) "Preferred Stock" shall mean the Corporation's Series C Preferred Stock.

         2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Corporation at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                  (a) An executed Notice of Exercise in the form attached hereto;

                  (b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness, and

                  (c)      This Warrant.

                  Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

         The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.1. NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Corporation's Preferred Stock is greater than the Exercise Price (at the date of exercise), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with the properly endorsed Notice of Exercise in which event the Corporation shall issue to the Holder a number of shares of Preferred Stock computed using the following formula:

         X = Y (A-B)
             -------
                A

Where             X =      the number of shares of Preferred Stock to be issued
                           to the Holder

                  Y = the number of shares of Preferred Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Corporation's Preferred Stock (at the date of such calculation)

                  B = Exercise Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, the fair market value of one share of Preferred Stock shall be determined by the Corporation's Board of Directors in good faith as of the date of exercise; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Corporation's initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Corporation's initial public offering, and
(ii) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise.

         3.       COVENANTS OF THE CORPORATION.

         3.1. COVENANTS AS TO EXERCISE SHARES. The Corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Preferred Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Preferred Stock to such number of shares as shall be sufficient for such purposes.

         3.2. NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

         3.3. NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         4.       REPRESENTATIONS OF HOLDER.

         4.1. ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

         4.2.     SECURITIES ARE NOT REGISTERED.

                  (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

                  (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Corporation has no obligation to register the Warrant or the Exercise Shares of the Corporation, or to comply with any exemption from such registration.

                  (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Corporation, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Corporation presently has no plans to satisfy these conditions in the foreseeable future.

         4.3.     DISPOSITION OF WARRANT AND EXERCISE SHARES.

                  (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                           (i)      The Corporation shall have received a letter
secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                           (ii)     There is then in effect a registration
statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                           (iii)    The Holder shall have notified the
Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Corporation, the Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

                  (b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (c) The Holder hereby agrees not to sell or otherwise transfer or dispose of all or any part of this Warrant or the Exercise Shares during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Corporation filed under the Act. Holder further agrees that the Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         4.4. ACCREDITED INVESTOR. The Holder represents that it is an accredited investor within the meaning of Regulation D of the Securities Act.

         5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Preferred Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

         6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result is the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the Exercise Price by such fraction.

         7. EFFECT OF CERTAIN TRANSACTIONS. In the event of any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a merger solely to effect a re-incorporation of the

Corporation into another state), or the sale or other disposition of all or substantially all the properties and assets of the Corporation in its entirety to any other person, lawful provision shall be made so that the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, reclassification, consolidation, merger, sale or other disposition, as the case may be, shall be entitled to receive, in lieu of the Preferred Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto.

         8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

         9. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Corporation.

         10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         11. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Corporation, to PlanetOut Corporation, Attention:
President, 657 Harrison Street, San Francisco, CA 94107 and (b) if to the Holder, to

                  MAYFIELD X L.P.
                  C/O MAYFIELD FUND
                  2800 SAND HILL ROAD
                  MENLO PARK CALIFORNIA 94025
                  ATTN: ALLEN MORGAN

or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

         12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

         13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Warrant to be executed by its duly authorized officer as of March 21, 2001.

                                           PLANETOUT CORPORATION

                                           By: /s/ Megan Smith
                                               --------------------------------
                                               Megan Smith
                                               Chief Executive Officer

ATTEST:

/s/ Michael Sullivan
------------------------------------
Michael Sullivan
Secretary

ACKNOWLEDGED AND AGREED:

MAYFIELD X L.P.

____________________________________

By: /s/ [ILLEGIBLE]
    --------------------------------
Name: ______________________________

Title: _____________________________

                               NOTICE OF EXERCISE

 TO: PLANETOUT CORPORATION

         (1)      [ ]      The undersigned hereby elects to purchase____________
shares of the Series_______ Preferred Stock (the "Series Preferred Stock") of PlanetOut Corporation (the "Corporation") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                  [ ]      The undersigned hereby elects to purchase____________
shares of the Series_____ Preferred Stock (the "Series Preferred Stock") of the Corporation pursuant to the terms of the net exercise provisions set forth in
Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

         (2) Please issue a Certificate or certificates representing said shares of Series Preferred Stock in the name of the undersigned or in such other name as is specified below:

                               __________________
                                      (Name

                               __________________
                               __________________
                                    (Address)

         (3) The undersigned represents that (i) the aforesaid shares of Series Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision regarding its investment in the Corporation; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Series Preferred Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intend as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Series Preferred Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain a conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Corporation and the Corporation has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Series Preferred Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Corporation with an opinion of counsel satisfactory to the Corporation, stating that such registration is not required.

__________________                       _________________________
(Date)                                   (Signature)

                                         _________________________
                                         (Print name)

                                 ASSIGNMENT FORM

                   (To assign the foregoing Warrant, execute this form and supply required information.
                   Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: __________________________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________
                                 (Please Print)

Dated:______________________________

Holder's
Signature:__________________________

Holder's
Address:____________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.